UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_______________________________________

Date of Report: May 5, 2017
(Date of earliest event reported)

QEP RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34778	87-0287750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 17th Street, Suite 800
Denver, Colorado 80265
(Address of principal executive offices and zip code)

(303) 672-6900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Credit Agreement Amendment

On May 5, 2017, QEP Resources, Inc. ("QEP"), Wells Fargo Bank, National Association, in its capacity as administrative agent ("Wells Fargo"), and the other financial institutions party thereto entered into the Sixth Amendment to Credit Agreement (the “Amendment”), which amends the Credit Agreement dated as of August 25, 2011 (as amended the “Revolving Credit Agreement”).

The Amendment amended the Revolving Credit Agreement to, among other matters:

(i)change the leverage ratio covenant to permit a maximum ratio of consolidated net funded debt to consolidated EBITDAX of:
(a)4.25 to 1.00 for fiscal quarters ended prior to and on December 31, 2017,
(b)4.00 to 1.00 commencing with the fiscal quarter ending March 31, 2018, through and including the fiscal quarter ending December 31, 2018, and
(c)3.75 to 1.00 commencing with the fiscal quarter ending March 31, 2019 and thereafter,
(ii)modify the definition of consolidated EBITDAX to allow the adding back of certain non-cash items, including stock-based compensation and non-recurring or extraordinary expenses related to contingent liabilities,
(iii)modify the definition of consolidated funded debt to exclude indebtedness consisting of mandatory convertible securities,
(iv)modify the definition of present value to consolidated net funded debt ratio to allow for adding 3.50 times the consolidated EBITDA-midstream of the trailing four fiscal quarters to the present value,
(v)modify the dispositions of property negative covenant to allow asset sales as a reverse (or forward) like kind exchange under Section 1031; subject to maximum of 15% of PP&E net book value per fiscal year, and
(vi)amend the definitions of debt ratings trigger event and debt ratings trigger period, and certain other provisions of the Credit Agreement, as more specifically set forth in the Amendment.

Item 9.01	Exhibits

(d)  Exhibits.

Exhibit No.	Exhibit
10.1
Sixth Amendment to Credit Agreement, dated as of May 5 2017, by and among QEP Resources, Inc., the Lenders party thereto and Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QEP Resources, Inc.
(Registrant)

May 8, 2017

/s/ Richard J. Doleshek
Richard J. Doleshek
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed or furnished herewith:

Exhibit No.	Exhibit
10.1
Sixth Amendment to Credit Agreement, dated as of May 5 2017, by and among QEP Resources, Inc., the Lenders party thereto and Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders.